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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                 TO SIGN REGISTRATION STATEMENT AND AMENDMENTS

     Each person whose signature appears below hereby constitutes and appoints David A. Hite as his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities indicated below, to sign this Form F-2 Registration Statement and any or all amendments, including post-effective amendments, to this Form F-2 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and applicable state securities administrators, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney for authorized signatures to this Form F-2 Registration Statement and amendments thereto has been signed below by the following persons in the capacities and on the dates indicated:

     DATE                       SIGNATURE                        TITLE
     ----                       ---------                        -----

September 29, 1998       /S/   THOMAS J. PRICE           President and Director
                         ---------------------------
                         Thomas J. Price


September 29, 1998       /S/   SANDRA M. MILLIGAN        Director
                         ---------------------------
                         Sandra M. Milligan


September 29, 1998       /S/   J. LEWIS DILLMAN          Director
                         ---------------------------
                         J. Lewis Dillman


September 29, 1998       /S/   PRU ZERNY                 Director
                         ---------------------------
                         Pru Zerny